EXHIBIT 10.1
AMENDMENT TO EMPLOYMENT AGREEMENT
EFFECTIVE DATE: February 8, 2006

PARTIES:	CABG Medical, Inc.	(“Company”)

	Manuel A. Villafana	(“Employee”)
     WHEREAS, Company and Employee are parties to that certain Employment Agreement dated December 31, 2004 (hereinafter “Employment Agreement”); and
     WHEREAS, Company and Employee desire to amend certain portions of the Employment Agreement.
     NOW, THEREFORE, Company and Employee agree that effective as of the date and year written above the following Amendment shall be made a part of the Employment Agreement:
1. Section 3 of the Employment Agreement shall be deleted in its entirety and replaced with the following:
3. Term. The term of Employee’s services hereunder shall commence on the date of this Agreement. The Employee shall be employed on an “at will” basis. Either party may terminate the employment relationship created by this agreement for any reason upon notice to the other party. Because the employment relationship is “at will,” the Employee shall have no right to continued employment, and the Company may terminate the Employee for any reason (other than because of Employee’s race, sex, age or other legally protected category) at any time. If this Agreement is terminated by the Company, Employee shall not be entitled to any severance benefits. No document or statement (oral or written) by the Company or its officers will create a right to continued employment or a right to severance benefits for a terminated employee.
     This Amendment shall be attached to and be a part of the Employment Agreement between CABG Medical, Inc. and Manuel A. Villafana dated December 31, 2004.
     Except as set forth herein, the Employment Agreement shall remain in full force without modification.
     In consideration of the mutual covenants contained herein, the parties have executed this Amendment effective as of the date and year above written.

CABG MEDICAL, INC.

/s/ John L. Babitt

By: John L. Babitt
Its: President & CFO

/s/ Manuel A. Villafana
MANUEL A. VILLAFANA